Loans and borrowings	6 Months Ended
Sep. 30, 2022
Borrowings [abstract]
Loans and borrowings	Loans and borrowings

(EUR thousand)		As of September 30	As of March 31
Interest-bearing loans and borrowings from credit institutions	Note	2022	2022
Long-term financing - Senior debt facility		630,000	630,000
Capitalized financing fees - Senior debt facility		(5,541)	(6,446)
Revolving Credit Facility (RCF)		99,000	99,000
Supplemental Liquidity Facility (SLF)		66,969	—
Bank and other overdraft		915	676
Total		791,343	723,230
Short-term portion		915	676
Long-term portion		790,428	722,554
Total		791,343	723,230

The fair values are not materially different to their principal amounts, since the interest payable of the Senior debt facility and the RCF is close to current market rates, and the bank overdraft is of a short-term nature.
A significant difference between the carrying value and the fair value was identified for the following instrument as of September 30, 2022:

(EUR thousand)	As of September 30, 2022
	Carrying value	Fair value	Effective interest
Supplemental Liquidity Facility (SLF)	66,969	63,394	2.75%
The fair value of SLF has been estimated by discounting future cash flows using the current interest rate. The fair value has been measured using unobservable inputs (level 3) in line with the fair value hierarchy.
Security
First-ranking security has been provided in favor of the lenders under the new Senior Facilities Agreement (“SFA”). This security includes pledges on the assets of material subsidiaries of the Company at the time of the conclusion of the transaction to the extent legally permitted and operationally practical. All debt being issued under the SFA ranks pari-passu.

(EUR thousand)	As of September 30	As of March 31
Security	2022	2022
Pledge of shares of consolidated companies (net equity in subsidiaries)	146,383	163,029
Pledge of trade receivables, other current receivables, prepaid expenses and income tax receivable	35,727	48,617
Pledge of cash in hand	22,956	6,913
Supplemental Liquidity Facility (“SLF”)
In connection with the closing of the merger and listing, certain pre-transaction shareholders put in place a USD75.0 million (EUR77.3 million) SLF. The SLF is repayable in full latest as of February 28, 2024, with a 2.75% fixed interest rate. On April 1, 2022 the Company withdrew USD20.0 million (EUR18.0 million) of the SLF which was soon followed by a second withdrawal of USD45.0 million (EUR41.4 million) on April 19,
2022, both to fund working capital needs. As of September 30, 2022, USD10.0 million (EUR10.3 million) remains undrawn.
Bank and other overdrafts
Local credit facilities are available in certain jurisdictions and are limited to EUR8.2 million (EUR8.4 million as of March 31, 2022) as of September 30, 2022, of which EUR0.1 million was drawn as of September 30, 2022 (nil as of March 31, 2022). The remaining outstanding balance of EUR0.8 million (EUR0.6 million as of March 31, 2022) relates to payables under a factoring agreement. The local credit facilities may be subjected to restrictions.
Revolving Credit Facilities
The total drawings under the RCF as of September 30, 2022 were EUR99.1 million (EUR99.1 million as of March 31, 2022). As of September 30, 2022, Global Blue does not intend to repay the cash drawings under the RCF within the next 12 months.